Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

TO FORM HOLDING COMPANY

by and among

TRI POINTE HOMES, INC.,

TRI POINTE GROUP, INC.,

and

TPG MERGER, INC.

July 7, 2015

AGREEMENT AND PLAN OF MERGER TO FORM HOLDING COMPANY

THIS AGREEMENT AND PLAN OF MERGER TO FORM HOLDING COMPANY (this “Agreement”), dated as of July 7, 2015, by and among TRI Pointe Homes, Inc., a Delaware corporation (“TRI Pointe”), TRI Pointe Group, Inc., a Delaware corporation and a wholly-owned subsidiary of TRI Pointe (“Holdings”), and TPG Merger, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“Merger Sub”).

WHEREAS, TRI Pointe has an authorized capitalization consisting of (i) 500,000,000 shares of common stock, par value $0.01 per share (“TRI Pointe Common Stock”), of which 161,737,684 shares are issued and outstanding, and (ii) 50,000,000 shares of preferred stock, par value $0.01 per share, none of which is issued and outstanding;

WHEREAS, immediately prior to the Effective Time (as defined herein below), Holdings shall have an authorized capitalization consisting of (i) 500,000,000 shares of common stock, par value $0.01 per share (“Holdings Common Stock”), of which 1,000 shares will be issued and outstanding and owned by TRI Pointe, and (ii) 50,000,000 shares of preferred stock, par value $0.01 per share, none of which will be issued and outstanding;

WHEREAS, immediately prior to the Effective Time, Merger Sub shall have an authorized capitalization consisting of 1,000 shares of common stock, par value $0.01 per share (“Merger Sub Common Stock”), all of which will be issued and outstanding and will be owned by Holdings;

WHEREAS, the Board of Directors of TRI Pointe has determined that it is advisable and in the best interests of TRI Pointe and its stockholders to effect the implementation of a holding company structure whereby TRI Pointe will become a wholly-owned subsidiary of Holdings;

WHEREAS, it is intended that the holding company structure be effected without a vote of TRI Pointe’s stockholders pursuant to and in accordance with Section 251(g) of the Delaware General Corporation Law (the “DGCL”);

WHEREAS, the respective Boards of Directors of TRI Pointe, Holdings and Merger Sub, and TRI Pointe acting as the sole stockholder of Holdings, and Holdings acting as the sole stockholder of Merger Sub, have approved the merger of Merger Sub with and into TRI Pointe (the “Merger”);

WHEREAS, the designations, rights, powers and preferences, and the qualifications, limitations and restrictions, of Holdings Common Stock are the same as those of TRI Pointe Common Stock;

WHEREAS, the certificate of incorporation of Holdings and the bylaws of Holdings, in effect immediately after the Effective Time, will contain provisions identical to the certificate of incorporation of TRI Pointe, as amended, and the bylaws of TRI Pointe, as amended, in effect immediately before the Effective Time (other than as required or permitted by Section 251(g) of the DGCL);

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WHEREAS, Holdings and Merger Sub have been recently formed for purposes of effecting the holding company structure through the Merger; and

WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger shall qualify as (i) a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) an exchange under Section 351 of the Code, and in each case, the rules and regulations promulgated thereunder.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

The Merger

SECTION 1.1. The Merger.

(a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Section 251(g) and other applicable provisions of the DGCL, Merger Sub shall be merged with and into TRI Pointe at the Effective Time (as defined in Section 1.2). At the Effective Time, the separate corporate existence of Merger Sub shall cease and TRI Pointe shall continue as the surviving corporation (the “Surviving Corporation”), as a wholly-owned subsidiary of Holdings, and shall maintain the name TRI Pointe Homes, Inc. The Surviving Corporation shall succeed to and assume all the rights and obligations of Merger Sub in accordance with the DGCL.

(b) At the Effective Time, by virtue of the Merger and without any action on the part of TRI Pointe, Holdings, Merger Sub or the holders of any securities of TRI Pointe, Holdings or Merger Sub, each issued and outstanding share of TRI Pointe Common Stock (other than any TRI Pointe Common Stock to be cancelled pursuant to Section 1.1(c)), shall be cancelled and extinguished and be converted into one validly issued, fully paid and nonassessable share of Holdings Common Stock, having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions as the converted share of TRI Pointe Common Stock.

(c) At the Effective Time, each share of TRI Pointe Common Stock that is owned by TRI Pointe immediately prior to the Effective Time shall, by virtue of the Merger, and without any action on the part of TRI Pointe, Holdings, Merger Sub or the holders of any securities of TRI Pointe, Holdings or Merger Sub, be cancelled and retired without any consideration therefor.

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(d) At the Effective Time, each share of Holdings Common Stock outstanding immediately prior to the Effective Time shall, by virtue of the Merger, and without any action on the part of TRI Pointe, Holdings, Merger Sub or the holders of any securities of TRI Pointe, Holdings or Merger Sub, be cancelled and retired without any consideration therefor.

(e) At the Effective Time, each issued and outstanding share of Merger Sub Common Stock shall, by virtue of the Merger, and without any action on the part of TRI Pointe, Holdings, Merger Sub or the holders of any securities of TRI Pointe, Holdings or Merger Sub, be converted into the right to receive one validly issued, fully paid and nonassessable share of the common stock, par value $0.01 per share, of the Surviving Corporation.

(f) In accordance with the DGCL, no appraisal rights shall be available to any holders of TRI Pointe Common Stock in connection with the Merger.

SECTION 1.2. Effective Time. The parties shall file a Certificate of Merger (the “Certificate of Merger”), in the form attached hereto as Exhibit A, with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL to effectuate fully the Merger. The Merger shall become effective as of the date and time as the parties shall agree and specify in the Certificate of Merger, or if no specification is made, at the time that the Certificate of Merger is duly filed with the Delaware Secretary of State (the time the Merger becomes effective being hereinafter referred to as the “Effective Time”).

SECTION 1.3. Effects of the Merger.

(a) The Merger shall have the effects set forth in Section 259 of the DGCL.

(b) All contractual rights and obligations relating to TRI Pointe Common Stock immediately prior to the Merger (including, without limitation, any rights or obligations existing under (i) that certain Investor Rights Agreement, dated as of January 30, 2013, by and among the TRI Pointe, VIII/TPC Holdings, L.L.C. (“Starwood Fund”), and certain other TRI Pointe stockholders party thereto, as amended by that certain First Amendment to Investor Rights Agreement, dated as of November 3, 2013 (as amended, the “Investor Rights Agreement”); (ii) that certain Registration Rights Agreement, dated as of January 30, 2013, by and among TRI Pointe, Starwood Fund, and certain other TRI Pointe stockholders party thereto (the “Registration Rights Agreement”); (iii) the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan, as amended by that certain Amendment No. 1 to the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan, dated as of June 23, 2014, and that certain Amendment No. 2 to the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan, dated as of June 23, 2014 (as amended, the “2013 LTIP”); and (iv) the Weyerhaeuser Real Estate Company 2004 Long-Term Incentive Plan and the Weyerhaeuser Real Estate Company 2013 Long-Term Incentive Plan, each of which was previously assumed by TRI Pointe (as amended, collectively, the “WRECO Plans” and each, a “WRECO Plan” and together with the

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Investor Rights Agreement, the Registration Rights Agreement and the 2013 LTIP, the “TRI Pointe Capital Stock Agreements”) shall, as of the Effective Time, be assigned to and assumed by Holdings and be deemed to apply to Holdings Common Stock. In addition, all contractual rights and obligations of TRI Pointe immediately prior to the Merger existing under the TRI Pointe Group Short-Term Incentive Plan (the “STIP”) shall, as of the Effective Time, be assigned to and assumed by Holdings. The respective Boards of Directors of TRI Pointe and Holdings have approved the assignment to and the assumption by Holdings of the TRI Pointe Capital Stock Agreements and the STIP. For avoidance of doubt, the assignment and assumption of the 2013 LTIP and the STIP shall apply to all rights and obligations under the 2013 LTIP and the STIP, including any rights or obligations with respect to non-equity incentive awards that may be settled in cash.

(c) For U.S. federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization under the provisions of Section 368(a) of the Code and as an exchange under Section 351 of the Code.

SECTION 1.4. Certificate of Incorporation and Bylaws.

(a) At the Effective Time, by virtue of the Merger, the certificate of incorporation of TRI Pointe, as in effect immediately prior to the Effective Time, shall be amended and restated in its entirety as set forth in Exhibit B, in accordance with Section 251(g) of the DGCL, and as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable law.

(b) At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub or TRI Pointe, the bylaws of TRI Pointe immediately prior to the Effective Time, in the form attached hereto as Exhibit C, shall be the bylaws of the Surviving Corporation, until thereafter changed or amended as provided therein or in the certificate of incorporation of TRI Pointe, or by applicable law.

(c) The certificate of incorporation of Holdings immediately prior to the Effective Time, in the form attached hereto as Exhibit D, shall be the certificate of incorporation of Holdings until thereafter changed or amended as provided therein or by applicable law. The bylaws of Holdings immediately prior to the Effective Time, in the form attached hereto as Exhibit E, shall be the bylaws of Holdings, until thereafter changed or amended as provided therein or in the certificate of incorporation of Holdings, or by applicable law.

SECTION 1.5. Directors. The directors of TRI Pointe immediately prior to the Effective Time shall continue as the directors of the Surviving Corporation, and shall serve in accordance with the certificate of incorporation or bylaws of the Surviving Corporation and applicable law. The directors of TRI Pointe immediately prior to the Effective Time shall continue as the directors of Holdings, and shall serve in accordance with the certificate of incorporation or bylaws of Holdings and applicable law.

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SECTION 1.6. Officers. The officers of TRI Pointe immediately prior to the Effective Time shall continue as the officers of the Surviving Corporation, and shall serve in accordance with the bylaws of the Surviving Corporation and applicable law. The officers of TRI Pointe immediately prior to the Effective Time shall continue as or become the officers of Holdings, and shall serve in accordance with the bylaws of Holdings and applicable law.

SECTION 1.7. No Surrender of Certificates; Book-Entry Shares. At the Effective Time, the designations, rights, powers and preferences, and qualifications, limitations and restrictions, of the Holdings Common Stock will, in each case, be identical with those of the TRI Pointe Common Stock immediately prior to the Effective Time. Accordingly, until thereafter surrendered for transfer or exchange in the ordinary course, each outstanding certificate that, immediately prior to the Effective Time, evidenced TRI Pointe Common Stock shall, from the Effective Time, be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of Holdings Common Stock. In addition, each outstanding book-entry that, immediately prior to the Effective Time, evidenced TRI Pointe Common Stock shall, from the Effective Time, be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of Holdings Common Stock.

SECTION 1.8. Effect of the Merger on Options, Other Share-Based Awards and Cash-Based Awards.

(a) At the Effective Time, each unexercised and unexpired option to purchase TRI Pointe Common Stock (each, an “Option”) then outstanding under the 2013 LTIP, the WRECO Plans and any other equity-based incentive plans of TRI Pointe in existence as of the Effective Time, which provides for the purchase, grant or issuance of TRI Pointe Common Stock (collectively, the “Equity Plans” and each, an “Equity Plan”), whether or not then exercisable, shall, by virtue of the Merger and without any action on the part of the holder thereof, be assumed by Holdings. Each Option so assumed by Holdings under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the applicable Equity Plan and any agreements in effect thereunder immediately prior to the Effective Time including, without limitation, the vesting schedule (without acceleration thereof by virtue of the Merger and the transactions contemplated hereby) and per share exercise price, except that each Option will be exercisable (or will become exercisable upon vesting in accordance with its terms) for that number of shares of Holdings Common Stock equal to the number of shares of TRI Pointe Common Stock which were subject to such Option immediately prior to the Effective Time.

(b) At the Effective Time, each share of TRI Pointe Common Stock granted under an Equity Plan that is subject to vesting or other lapse restrictions (collectively, the “Restricted Stock”) shall, upon conversion into Holdings Common Stock and without any action on the part of the holder thereof, continue to have, and be subject to, the same terms and conditions as set forth in the applicable Equity Plan and any agreements thereunder in effect immediately prior to the Effective Time (including, without limitation, the vesting or other lapse restrictions (without acceleration thereof by virtue of the Merger and the transactions contemplated hereby)).

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(c) At the Effective Time, each restricted stock unit granted under an Equity Plan that is then outstanding (collectively, the “RSUs”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be assumed by Holdings. Each RSU so assumed by Holdings under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the applicable Equity Plan and any agreements thereunder immediately in effect prior to the Effective Time (including, without limitation, the vesting schedule (without acceleration thereof by virtue of the Merger and the transactions contemplated hereby)), except that each RSU will be converted into an RSU subject to that number of shares of Holdings Common Stock equal to the number of shares of TRI Pointe Common Stock which were subject to such RSU immediately prior to the Effective Time.

(d) At the Effective Time, each performance share unit granted under an Equity Plan that is then outstanding (collectively, the “PSUs”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be assumed by Holdings. Each PSU so assumed by Holdings under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the applicable Equity Plan and any agreements thereunder immediately in effect prior to the Effective Time (including, without limitation, the time-based vesting schedule which became applicable upon TRI Pointe’s assumption of certain of the PSUs (without acceleration thereof by virtue of the Merger and the transactions contemplated hereby)), except that each PSU will be converted into a PSU subject to that number of shares of Holdings Common Stock equal to the number of shares of TRI Pointe Common Stock which were subject to such PSU immediately prior to the Effective Time.

(e) At the Effective Time, each non-equity incentive cash-based award granted under the 2013 LTIP or the STIP (the STIP, together with the Equity Plans, the “Plans”)that is then outstanding (collectively, the “Cash-Based Awards”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be assumed by Holdings. Each Cash-Based Award so assumed by Holdings under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the 2013 LTIP or the STIP, as applicable, and in any resolutions of the Board of Directors and/or Compensation Committee of TRI Pointe and in any cash incentive award agreements, as applicable, adopted prior to the Effective Time (including, without limitation, any applicable performance metrics), except that the performance metrics applicable to each Cash-Based Award will relate to the performance of Holdings following the Effective Time.

ARTICLE II

Certain Covenants

SECTION 2.1. Assignment and Assumption of the Investor Rights Agreement and the Registration Rights Agreement. Holdings and TRI Pointe hereby agree that they

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will, at or promptly following the Effective Time, execute, acknowledge and deliver an assignment and assumption agreement (the “Rights Assignment and Assumption Agreement”) pursuant to which, from and after the Effective Time, TRI Pointe will assign to Holdings, and Holdings will assume and agree to perform, all obligations of TRI Pointe pursuant to the Investor Rights Agreement and the Registration Rights Agreement.

SECTION 2.2. Assumption of Plans. Holdings and TRI Pointe hereby agree that they will, at or promptly following the Effective Time, execute, acknowledge and deliver an assignment and assumption agreement (the “Plan Assignment and Assumption Agreement”) pursuant to which, from and after the Effective Time, TRI Pointe will assign to Holdings, and Holdings will assume and agree to perform, all obligations of TRI Pointe pursuant to (i) the Plans and (ii) each stock option agreement, restricted stock agreement, restricted stock unit agreement, performance share unit agreement, cash incentive award agreement and/or any other similar agreement entered into or outstanding pursuant to the Plans, including, without limitation, each outstanding Option, Restricted Stock, RSU, or PSU award or Cash-Based Award granted thereunder. At or promptly following the Effective Time, the Plans and any award agreements entered into thereunder shall each be amended as necessary to provide that references to TRI Pointe or TRI Pointe Common Stock shall be read to refer to Holdings or Holdings Common Stock, as applicable.

SECTION 2.3. Compliance with Section 251(g) of the DGCL. Prior to the Effective Time, the parties to this Agreement will take all steps necessary to comply with Section 251(g) of the DGCL.

SECTION 2.4. Further Assurances. From time to time, as and when requested by another party hereto, a party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

SECTION 2.5. Consummation of the Transaction. Subject to the terms and conditions of this Agreement, each party shall use its commercially reasonable efforts to cause the Merger to occur upon the terms hereof.

SECTION 2.6. Amendment to Registration Statements. As of the Effective Time, Holdings shall be deemed a “successor issuer” for purposes of continuing certain offerings of TRI Pointe under the Securities Act of 1933, as amended (the “Securities Act”). As soon as practicable following the Merger, Holdings will, to the extent deemed appropriate, file post-effective amendments to TRI Pointe’s registration statements on Form S-3 and Form S-8 adopting such registration statements as its own registration statements for all purposes of the Securities Act and the Securities Exchange Act of 1934, as amended, and setting forth any additional information necessary to reflect any material changes made in connection with or resulting from the succession, or necessary to keep the registration statements from being misleading in any material respect.

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ARTICLE III

General Provisions

SECTION 3.1. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes, as if fully set forth herein.

SECTION 3.2. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

SECTION 3.3. No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies.

SECTION 3.4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the applicable principles of conflicts of laws of such State.

SECTION 3.5. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 3.6. Amendment. At any time prior to the Effective Time, the parties hereto may, to the extent permitted by the DGCL, by written agreement amend, modify or supplement any provision of this Agreement.

SECTION 3.7. Termination. This Agreement may be terminated and the Merger abandoned by the respective Board of Directors or duly authorized committee thereof of any party at any time prior to the Effective Time if such Board of Directors determines that for any reason the completion of the Merger would be inadvisable or not in the best interest of the respective corporation or its stockholders. In the event of termination of this Agreement, this Agreement shall become void and none of TRI Pointe, Holdings or Merger Sub, nor their respective stockholders, directors or officers shall have any liability with respect to such termination.

[Signature Page Follows.]

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IN WITNESS WHEREOF, TRI Pointe, Holdings and Merger Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

TRI POINTE HOMES, INC.

By:	/s/ Douglas F. Bauer
Name: Douglas F. Bauer
Title: Chief Executive Officer

TRI POINTE GROUP, INC.

By:	/s/ Douglas F. Bauer
Name: Douglas F. Bauer
Title: Chief Executive Officer

TPG MERGER, INC.

By:	/s/ Douglas F. Bauer
Name: Douglas F. Bauer
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger to Form Holding Company]

EXHIBIT A

CERTIFICATE OF MERGER

(See attached.)

CERTIFICATE OF MERGER

OF

TPG MERGER, INC.

(a Delaware corporation)

WITH AND INTO

TRI POINTE HOMES, INC.

(a Delaware corporation)

Pursuant to Section 251(g) of the

General Corporation Law of Delaware

The undersigned corporation, TRI Pointe Homes, Inc., organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”):

DOES HEREBY CERTIFY THAT:

FIRST: The names of each of the constituent corporations are TRI Pointe Homes, Inc., a Delaware corporation (the “Surviving Corporation” or “TRI Pointe”) and TPG Merger, Inc., a Delaware corporation (the “Disappearing Corporation” or “Merger Sub”).

SECOND: An Agreement and Plan of Merger to Form Holding Company, dated as of July 7, 2015, by and among TRI Pointe, TRI Pointe Group, Inc., a Delaware corporation (“Holdings”), and Merger Sub has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251(g) of the DGCL, and each of the requirements of Section 251(g) have been satisfied.

THIRD: Prior to the effectiveness of the merger herein certified, Holdings is a wholly-owned subsidiary of TRI Pointe.

FOURTH: Merger Sub is a wholly-owned subsidiary of Holdings.

FIFTH: Upon the effectiveness of the merger herein certified, the separate corporate existence of the Disappearing Corporation shall cease and the Surviving Corporation shall continue as a wholly-owned subsidiary of Holdings under the name of TRI Pointe Homes, Inc.

SIXTH: Upon the effectiveness of the merger herein certified, the Surviving Corporation shall succeed to and assume all the rights and obligations of the Disappearing Corporation in accordance with the DGCL.

SEVENTH: The executed Agreement and Plan of Merger to Form Holding Company is on file at the principal place of business of the Surviving Corporation at 19540 Jamboree Road, Suite 300, Irvine, California 92612.

EIGHTH: A copy of the Agreement and Plan of Merger to Form Holding Company will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of the Disappearing Corporation, Holdings, or the Surviving Corporation.

NINTH: The certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as set forth on Exhibit A.

TENTH: The merger shall become effective at 4:01 p.m. New York City time on July 7, 2015.

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IN WITNESS WHEREOF, the undersigned has executed and subscribed to this Certificate of Merger on behalf of TRI Pointe Homes, Inc., as its authorized officer and hereby affirms, under penalties of perjury, that this Certificate of Merger is the act and deed of such corporation and that the facts stated herein are true.

Dated: July 7, 2015

TRI POINTE HOMES, INC., a Delaware corporation,

By:	/s/ Douglas F. Bauer
Name:	Douglas F. Bauer
Title:	Chief Executive Officer

[Signature page to Certificate of Merger]

EXHIBIT A

(Omitted.)

EXHIBIT B

AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION OF TRI POINTE HOMES, INC.

(See attached.)

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TRI POINTE HOMES, INC.

(a Delaware corporation)

ARTICLE I

NAME

The name of the Corporation is TRI Pointe Homes, Inc. (hereinafter called the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801, and the name of the registered agent at that address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

ARTICLE IV

STOCK

SECTION 4.01 Authorized Stock. The aggregate number of all classes of shares of capital stock which the Corporation shall have authority to issue is One Thousand (1,000) shares of Common Stock, par value $0.01 per share (“Common Stock”).

SECTION 4.02 Common Stock.

(a) Voting. Except as otherwise provided by the DGCL, the entire voting power of the shares of the Corporation for the election of directors and for all other purposes shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock.

(b) Dividends. Each share of Common Stock shall be entitled to receive and share equally in all dividends paid out of any funds of the Corporation legally available therefor when, as and if declared by the Board of Directors of the Corporation (“Board of Directors”).

(c) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

ARTICLE V

BOARD OF DIRECTORS

SECTION 5.01 Number. The number of directors constituting the whole Board of Directors shall be not fewer than three (3) and shall be fixed from time to time solely by resolution adopted by affirmative vote of a majority of such directors then in office and may not be fixed by any other person or persons, including stockholders.

SECTION 5.02 Vacancies. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law, be filled solely by the affirmative vote of a majority of the remaining directors then in office, even if such a majority is less than a quorum of the Board of Directors, or by a sole remaining director, and shall not be filled by any other person or persons, including stockholders. Any director so chosen shall hold office for the remainder of the full term of the class for which such director shall have been chosen or in which such vacancy occurred and until his successor shall be elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

SECTION 5.03 Powers. Except as otherwise expressly provided by the DGCL or this Certificate of Incorporation, the management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.

SECTION 5.04 Election.

(a) Ballot Not Required. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

(b) Notice. Advance notice of stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

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ARTICLE VI

STOCKHOLDER ACTION

The authority contemplated by Section 228 of the DGCL which permits stockholders to act by written consent is expressly denied to the stockholders of the Corporation. Accordingly, the stockholders have no ability to take any action unless such action is taken at an annual or special meeting of the stockholders.

ARTICLE VII

SPECIAL MEETINGS OF STOCKHOLDERS

A special meeting of the stockholders of the Corporation may be called at any time only by the Chairman of the Board of Directors, the Chief Executive Officer (or if there is no Chief Executive Officer, the President) or the Board of Directors of the Corporation pursuant to a resolution adopted by a majority of the total number of directors then in office. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

ARTICLE VIII

EXISTENCE

The Corporation shall have perpetual existence.

ARTICLE IX

AMENDMENT

SECTION 9.01 Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

SECTION 9.02 Amendment of Bylaws. The Bylaws of the Corporation may be altered, changed or repealed, and new Bylaws made, by the majority vote of the whole Board of Directors.

ARTICLE X

LIABILITY OF DIRECTORS

SECTION 10.01 Personal Liability. To the fullest extent elimination or limitation of personal liability of directors is permitted by the DGCL, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

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SECTION 10.02 Indemnification. Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL. The right to indemnification conferred in this Article X shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by the DGCL. The rights to indemnification and advancement conferred in this Article X shall be contract rights and shall become vested by virtue of the director’s or officer’s service at the time when the state of facts giving rise to the claim occurred. The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL.

SECTION 10.03 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL.

SECTION 10.04 Non-Exclusivity. The rights and authority conferred in this Article X shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

SECTION 10.05 Applicability. Neither the amendment nor repeal of this Article X, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation, nor, to the fullest extent permitted by the DGCL, any modification of law, shall eliminate or reduce the effect of this Article X in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification. Any vested rights to indemnification or advancement hereunder may not be amended or otherwise modified or limited without the express written consent of the affected director.

ARTICLE XI

BUSINESS OPPORTUNITIES

SECTION 11.01 Business Opportunities. To the fullest extent permitted by the DGCL and except as may be otherwise expressly agreed in writing by the Corporation and VIII/TPC Holdings, L.L.C. or any affiliate or subsidiary thereof (other than the Corporation and its subsidiaries) (collectively, the “Starwood Fund”) the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in

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being offered an opportunity to participate in, any business opportunity that may be from time to time presented to the Starwood Fund or any of their officers, directors, agents, stockholders, members, partners, affiliates and subsidiaries (other than the Corporation and its subsidiaries) and that may be a business opportunity for the Starwood Fund or any of their affiliates and subsidiaries, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person, acting in good faith, pursues or acquires any such business opportunity, directs any such business opportunity to another person or fails to present any such business opportunity, or information regarding any such business opportunity, to the Corporation or its subsidiaries unless, in the case of any such person who is a director or officer of the Corporation, any such business opportunity is expressly offered to such director or officer solely in his or her capacity as a director or officer of the Corporation. Neither the Starwood Fund nor any of their affiliates or subsidiaries shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries.

SECTION 11.02 Termination. The provisions of this Article XI shall have no further force or effect with respect to the Starwood Fund or any of their affiliates or subsidiaries on the date that no person who is a director or officer of the Corporation is also a director, officer, member, partner or employee of the Starwood Fund or any of their affiliates or subsidiaries. Neither the alteration, amendment or repeal of this Article XI nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article XI nor the termination of applicability pursuant to the immediately preceding sentence shall eliminate or reduce the effect of this Article XI in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article XI, would accrue or arise, prior to such alteration, amendment, repeal, adoption or termination.

SECTION 11.03 Deemed Notice. Any person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

ARTICLE XII

DGCL SECTION 203 AND BUSINESS COMBINATIONS

SECTION 12.01 The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

SECTION 12.02 Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below) with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares of voting stock outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(c) at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

SECTION 12.03 The restrictions contained in Section 12.02 shall not apply if:

(a) the Corporation does not have a class of voting stock that is: (i) listed on a national securities exchange; or (ii) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder; or

(b) a stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder; and (ii) would not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership.

SECTION 12.04 For purposes of this Article XII, references to:

(a) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b)

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with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 12.02 is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of any security exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (C)-(E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation;

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or of securities exercisable for, exchangeable for or convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(d) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the

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direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e) “Existing Holder” means the Starwood Fund and their affiliates and subsidiaries.

(f) “Existing Holder Direct Transferee” means any person (and its affiliates) who acquires (other than in a registered public offering) directly in one or more related transactions from the Existing Holder or any “group”, or any member of any such group, to which such Existing Sponsor is a party under Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership of 15% or more in the aggregate of the then outstanding voting stock of the Corporation.

(g) “Existing Holder Indirect Transferee” means any person (and its affiliates) who acquires (other than in a registered public offering) directly in one or more related transactions from any Existing Holder Direct Transferee or any other Existing Holder Indirect Transferee beneficial ownership of 15% or more in the aggregate of the then outstanding voting stock of the Corporation.

(h) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (A) the Existing Holder, any Existing Holder Direct Transferee, any Existing Holder Indirect Transferee or any of their respective affiliates or successors or any “group”, or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (B) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided, in the case of this clause (B), that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(i) “person” means any individual, corporation, partnership, unincorporated association or other entity.

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(j) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(k) “voting stock” means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.

(l) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns (as determined pursuant to Rule 13d-3 of the Exchange Act or any successor provision) such stock, directly or indirectly;

(ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subsection (l)(ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

ARTICLE XIII

TRI POINTE GROUP STOCKHOLDER APPROVAL

SECTION 13.01 Other than the election or removal of directors of the Corporation, any act or transaction by or involving the Corporation that requires for its adoption under the DGCL or this Certificate of Incorporation the approval of the stockholders of the Corporation shall, pursuant to Section 251(g)(7)(i) of the DGCL, require, in addition, the approval of the stockholders of TRI Pointe Group, Inc. (or any successor by merger), by the same vote as is required by the DGCL and/or this Certificate of Incorporation.

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EXHIBIT C

BYLAWS OF TRI POINTE HOMES, INC.

(See attached.)

BYLAWS

OF

TRI POINTE HOMES, INC.

(Amended and Restated August 7, 2013)

ARTICLE I

Offices

Section 1.1 Registered Offices. The registered office of TRI Pointe Homes, Inc. (the “Corporation”) in the State of Delaware shall be located at 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at such address shall be The Corporation Trust Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors.

Section 1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require

Section 1.3 Books. The books of the Corporation may be kept within or without of the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

Stockholders Meetings

Section 2.1 Annual Meetings.

(a) An annual meeting of stockholders shall be held for the election of directors and the transaction of such other business as may properly be brought before the meeting in accordance with these Bylaws at such date, time and place, if any, as may be fixed by resolution of the Board of Directors of the Corporation from time to time.

(b) Only such business (other than stockholder nominations of directors, which shall be made in compliance with, and shall be exclusively governed by, Section 3.1(a)) shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. For business to be properly brought before the meeting, it must be (i) authorized by the Board of Directors and specified in the notice, or a supplemental notice, of the meeting, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 2.1(b) and at the time of the annual meeting of stockholders, who is entitled to vote at the meeting on any such business and who has complied with the notice and other requirements set forth in these Bylaws; clause (iii) shall be the exclusive means for a stockholder to submit such business (other than proposals properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of the meeting, which proposals are not governed by these Bylaws) before an annual meeting of stockholders.

(c) For business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.1(b)(iii), the stockholder must have given timely written notice thereof to the Secretary of the Corporation as hereinafter provided and such proposal must otherwise be a proper subject for action by the Corporation’s stockholders. To be timely, a stockholder’s written notice shall set forth all information required under this Section 2.1(c) and shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the first anniversary of the immediately preceding year’s annual meeting date, written notice by a stockholder in order to be timely must be received not earlier than the 120th day before the date of such annual meeting and not later than the later of the 90th day before the date of such annual meeting, as originally convened, or the close of business on the tenth day following the day on which the first public disclosure of the date of such annual meeting was made. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new time period for the giving of stockholder’s notice as described above. A stockholder’s notice to the Secretary delivered pursuant to this Section 2.1(c) shall set forth:

(i)	as to each matter the stockholder proposes to bring before the meeting, (A) a description of the proposal or business (including the complete text of any resolutions to be presented at the annual meeting, and, in the event that such business includes a proposal to amend these Bylaws, the text of the proposed amendment) desired to be brought before the annual meeting, (B) the reasons for conducting such business at the annual meeting, and (C) any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(ii)	to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposal of business on the date of such stockholder’s notice;

(iii)	as to the stockholder giving the notice and any Stockholder Associated Person:

(A) the class or series and number of shares of capital stock or other securities of the Corporation (collectively, “Company Securities”), if any, which are owned beneficially or of record by such person, the date(s) on which such Company Securities were acquired and the investment intent of such acquisition(s), and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such person,

(C) whether and the extent to which such person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (x) manage risk or benefit of changes in the price of Company Securities for such person, or (y) increase or decrease the voting power of such person in the Corporation disproportionately to such person’s economic interest in the Company Securities; and

(D) a representation that such stockholder or Stockholder Associated Person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting;

(iv)	as to the stockholder giving the notice or any Stockholder Associated Person with an interest or ownership referred to in clause (i) or clause (iii)(C) of this Section 2.1(c):

(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person, and

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v)	as to the stockholder giving the notice and any Stockholder Associated Person, a description of all arrangements or understandings between such person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder or such beneficial owner in such business, including any anticipated benefit to the stockholder or such beneficial owner therefrom; and

(vi)	as to the stockholder giving the notice and any Stockholder Associated Person, a representation that such person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting (the information described in clauses (iii) through (vi), the “Proposing Stockholder Information”).

(d) Unless otherwise required by law, if a stockholder (or qualified representative) does not appear at the meeting of stockholders to present business proposed by such stockholder pursuant to this Section 2.1(c), such proposed business shall not be transacted, even though proxies in respect of such vote may have been received by the Corporation. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting at which any business is proposed by a stockholder shall, if the facts warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions of this Section 2.1(c), and in such event, the business not properly before the meeting shall not be transacted.

Section 2.2 Special Meetings. Special meetings of stockholders may be called only as set forth in the Certificate of Incorporation (the “Certificate of Incorporation”) of the Corporation.

Section 2.3 Notice of Meetings. A written notice of each annual or special meeting of stockholders shall be given stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, personally, by mail or, to the extent and in the manner permitted by applicable law, electronically. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 2.4 Adjournments. Any annual or special meeting of stockholders may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 2.3. If the Board of Directors shall fix a new record date for determination of stockholders entitled to vote at an adjourned meeting, the Board of Directors shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as the record date determined for stockholders entitled to vote at the adjourned meeting.

Section 2.5 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.

Section 2.6 Conduct; Remote Communication.

(a) Meetings of stockholders shall be presided over by the Chairman of the Board or, in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b) If authorized by the Board of Directors in accordance with these Bylaws and applicable law, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (1) participate in a meeting of stockholders and (2) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.7 Voting.

(a) Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter in question.

(b) Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 2.9 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast in the election of directors. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting.

(c) Stock of the Corporation standing in the name of another corporation and entitled to vote may be voted by such officer, agent or proxy as the bylaws or other internal regulations of such other corporation may prescribe or, in the absence of such provision, as the board of directors or comparable body of such other corporation may determine.

(d) Stock of the Corporation standing in the name of a deceased person, a minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or trustee, as the case may be, either in person or by proxy, without transfer of such shares into the name of the official or other person so voting.

(e) A stockholder whose voting stock of the Corporation is pledged shall be entitled to vote such stock unless on the transfer records of the Corporation the pledgor has expressly empowered the pledgee to vote such shares, in which case only the pledgee, or such pledgee’s proxy, may represent such shares and vote thereon.

(f) If voting stock is held of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one votes, such act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one vote, but the vote is evenly split on any particular matter each faction may vote such stock proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the stock, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

(g) Stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the Corporation, shall not be voted at any meeting of stockholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 2.7 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

Section 2.8 Proxies.

(a) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

(b) A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder’s authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (each, a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.

(c) Any inspector or inspectors appointed pursuant to Section 2.9 of these Bylaws shall examine Transmissions to determine if they are valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined that a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

Section 2.9 Voting Procedures and Inspectors of Elections.

(a) If the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders, the Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors (individually an “Inspector,” and collectively the “Inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate Inspectors to replace any Inspector who shall fail to act. If no Inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more other persons to act as Inspectors. Each Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

(b) The Inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the Inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The Inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

(c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the Inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any stockholder shall determine otherwise.

(d) In determining the validity and counting of proxies and ballots, the Inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in paragraphs (b) and (c) of Section 2.8 of these Bylaws, ballots and the regular books and records of the Corporation, except that the Inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a stockholder of record to cast or more votes than such stockholder holds of record. If the Inspectors consider other reliable information for the limited purpose permitted herein, the Inspectors, at the time they make their certification pursuant to paragraph (b) of this Section 2.9, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the Inspectors’ belief that such information is accurate and reliable.

Section 2.10 Fixing Date of Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall, unless otherwise required by law, be not more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors in respect of a meeting, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such action. If no such record date is so fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.11 List of Stockholders Entitled to Vote. The Secretary shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall be open to the examination of any stockholder during the whole time thereof on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

ARTICLE III

Board of Directors

Section 3.1 Election; Resignation; Vacancies.

(a) Only persons who are nominated in accordance with the procedures set forth in this Section 3.1(a) shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (a). Any nomination by a stockholder must be made by timely written notice to the Secretary as hereinafter provided. To be timely, a stockholder’s written notice shall set forth all information required under this Section 3.1(a) and shall be delivered or mailed to and received at the principal executive offices of the Corporation: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the first anniversary of the immediately preceding year’s annual meeting date, written notice by a stockholder in order to be timely must be received not earlier than the 120th day before the date of such annual meeting and not later than the later of the 90th day before the date of such annual meeting, as originally convened, or the close of business on the tenth day following the day on which the first public disclosure of the date of such annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of such special meeting was made. In no event shall the public disclosure of an adjournment or postponement of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary delivered pursuant to this Section 3.1(a) shall set forth:

(i)	as to each person whom the stockholder proposes to nominate for election or re-election as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and

(ii)	as to the stockholder giving the notice and any Stockholder Associated Person, the Proposing Stockholder Information with respect to such person.

Such notice shall be accompanied by a written representation and agreement, in the form provided by the Secretary upon written request, executed by the Proposed Nominee, that such Proposed Nominee (i) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation, (ii) consents to being named as a nominee and to serve as a director if elected, (iii) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Proposed Nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such Proposed Nominee’s ability to comply, if elected as a director of the Corporation, with such Proposed Nominee’s fiduciary duties under applicable law and (iv) would be in compliance if elected as a director of the Corporation, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary (in accordance with any applicable time periods prescribed for delivery of notice under these Bylaws) that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

Notwithstanding anything in this Section 3.1(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public disclosure of such action at least 90 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier)

for the immediately preceding year’s annual meeting, a stockholder’s notice required by this Section 3.1(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the tenth day following the day on which such public disclosure is first made by the Corporation.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.1(a). Unless otherwise required by law, if a stockholder (or qualified representative) does not appear at the meeting of stockholders to present a nomination proposed by such stockholder pursuant to this Section 3.1(a), such nomination shall be disregarded, even though proxies in respect of such vote may have been received by the Corporation. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by this Section 3.1(a), and, in such event, the defective nomination shall be disregarded.

(b) Any director may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. A resignation shall take effect when the resignation is delivered to the officer to whom it is directed unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events, without any need for its acceptance. A resignation that is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

(c) Any newly created directorship or any vacancy occurring in the Board of Directors for any reason shall be filled as set forth in the Certificate of Incorporation.

Section 3.2 Regular Meetings. Unless otherwise determined by the Board of Directors, a regular annual meeting of the Board of Directors shall be held, without call or notice, immediately after and, if the annual meeting of stockholders is held at a place, at the same place as the annual meeting of stockholders, for the purpose of electing officers and transacting any other business that may properly come before such meeting. Additional regular meetings of the Board of Directors may be held without call or notice at such times as shall be fixed by resolution of the Board of Directors.

Section 3.3 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the Secretary or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting. The purpose or purposes of a special meeting need not be stated in the call or notice.

Section 3.4 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board or, in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

Section 3.5 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.6 Committees. The Board of Directors may, by resolution, designate one or more committees, including but not limited to an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee, each committee to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in these Bylaws or in the resolution of the Board of Directors designating such committee, or an amendment to such resolution, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 3.7 Telephonic Meetings. Directors, or any committee of directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.7 shall constitute presence in person at such meeting.

Section 3.8 Board of Director Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts) or by electronic transmission, and the written consent or consents or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be made in paper form if the minutes of the Corporation are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 3.9 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules not inconsistent with the provisions of law for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III of these Bylaws.

Section 3.10 Reliance upon Records. Every director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.

Section 3.11 Interested Directors. A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the General Corporation Law of the State of Delaware.

Section 3.12 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

Officers

Section 4.1 Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect a Chairman of the Board from among its members and shall elect a Chief Executive Officer and a Chief Financial Officer. The Board of Directors shall also elect a Secretary and may elect a President, one or more Vice Presidents, and one or more Assistant Secretaries. Any number of offices may be held by the same person. Each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 4.2 Resignation; Removal; Vacancies. Any officer may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any officer chosen by another officer pursuant to Section 4.10 of these Bylaws may be removed with or without cause at any time by that officer, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section 4.3 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 4.4 Chief Executive Officer. The Chief Executive Officer of the Corporation shall in general supervise and control all of the business affairs of the Corporation, subject to the direction of the Board of Directors. The Chief Executive Officer may execute, in the name and on behalf of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed, except in cases where the execution shall have been expressly delegated by the Board of Directors or a committee thereof to some other officer or agent of the Corporation.

Section 4.5 President. The President, if there be one, shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer and, when so performing, shall have all the powers and be subject to all the restrictions upon the office of Chief Executive Officer.

Section 4.6 Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Controlling Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all such officer’s transactions as Chief Financial Officer and of the financial condition of the Corporation. If required by the Board of Directors, the Chief Financial Officer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office and for the restoration to the Corporation, in case of such person’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 4.7 Secretary. In addition to such other duties, if any, as may be assigned to the Secretary by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, the Secretary shall (i) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be the custodian of the records and seal of the Corporation; (iv) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all documents the execution of which under seal is authorized by the Board of Directors; and (v) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation.

Section 4.8 Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, if there be one, or any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of such person’s disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 4.9 Vice Presidents. Except as may be otherwise provided in these Bylaws, Vice Presidents, if there be any, shall perform such duties and possess such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer or the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other such title.

Section 4.10 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

Stock Certificates and Transfers

Section 5.1 Certificated and Uncertificated Shares. Shares of the Corporation’s stock may be certificated or uncertificated, as provided under Delaware law. All certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. The certificates shall be signed by (i) the Chairman of the Board of Directors, the Chief Executive Officer, the President, if any, or a Vice President, if any, and (ii) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, and certify the number of shares owned by such holder in the Corporation.

Section 5.2 Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.3 Lost Certificates; Issuance of New Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5.4 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the record holder of such stock, or by their attorney lawfully constituted in writing, and, in the case of stock represented by a certificate, upon the surrender of the certificate.

Section 5.5 Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other corporate action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 5.6 Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI

Notices

Section 6.1 Manner of Notice.

(a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by (i) personal delivery, (ii) depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, (iii) delivering to a company for overnight or second day mail or delivery, (iv) delivering it to a telegraph company, charges prepaid, for transmission, or by transmitting it via telecopier, or (v) any other reliable means permitted by applicable law (including, subject to Section 6.1(b), electronic transmission) to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited, delivered or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.

(b) Without limiting the foregoing, any notice to stockholders given by the Corporation pursuant to these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation and shall also be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary of the Corporation, the transfer agent or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by a form of electronic transmission in accordance with these Bylaws shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to the stockholder.

Section 6.2 Dispensation with Notice.

(a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders, and all notices of meetings of stockholders to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

(b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

Section 6.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.

ARTICLE VII

Indemnification Section

Section 7.1 Right to Indemnification.

(a) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by law as in effect on the date of adoption of these Bylaws or as it may thereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person. The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware law. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) For purposes of this Article VII: (i) any reference to “other enterprise” shall include all plans, programs, policies, agreements, contracts and payroll practices and related trusts for the benefit of or relating to employees of the Corporation and its related entities (“employee benefit plans”); (ii) any reference to “fines”, “penalties”, “liability” and “expenses” shall include any excise taxes, penalties, claims, liabilities and reasonable expenses (including reasonable legal fees and related expenses) assessed against or incurred by a person with respect to any employee benefit plan; (iii) any reference to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation or trustee or administrator of any employee benefit plan which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, beneficiaries, fiduciaries, administrators and service providers; (iv) any reference to serving at the request of the Corporation as a director, officer, employee or agent of a partnership or trust shall include service as a partner or trustee; and (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” for purposes of this Article VII.

Section 7.2 Prepayment of Expenses. The Corporation shall pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VII or otherwise.

Section 7.3 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 7.4 Non-Exclusivity of Rights. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 7.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

Section 7.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

General

Section 8.1 Fiscal year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors. Initially, the fiscal year of the Corporation shall end on December 31 of each year.

Section 8.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.3 Definitions.

(a) For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(b) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(c) For purposes of these Bylaws, a “qualified representative” of a stockholder shall mean a duly authorized officer, manager or partner of such stockholder or a person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, which writing (or a reliable reproduction thereof) shall be produced at the meeting of stockholders.

(d) For purposes of these Bylaws, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

Section 8.4 Amendment of Bylaws. These Bylaws may be altered or repealed, and new Bylaws made, by the majority vote of the whole Board of Directors; provided, however, that a Bylaw adopted by the holders of stock representing a majority of the votes which could be cast by the holders of all outstanding stock that prescribes the required vote for the election of directors may not be altered by the Board of Directors. The holders of stock representing a majority of the votes which could be cast by the holders of all outstanding stock may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise.

TRI Pointe Homes, Inc.

Amendments to Amended and Restated Bylaws

Section 3.13 is added to read in its entirety as follows:

Section 3.13 Chairman of the Board. The Board of Directors shall elect a Chairman of the Board from among its members. The position of Chairman of the Board is not an officer position of the Corporation.

The first sentence of Section 4.1 is amended to read in its entirety as follows:

The Board of Directors shall elect a Chief Executive Officer and a Chief Financial Officer.

Section 4.7 is amended to read in its entirety as follows:

Section 4.7. Secretary. In addition to such other duties, if any, as may be assigned to the Secretary by the Board of Directors or the Chief Executive Officer, the Secretary shall (i) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be the custodian of the records and seal of the Corporation; (iv) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all documents the execution of which under seal is authorized by the Board of Directors; and (v) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation.

Section 4.8 is amended to read in its entirety as follows:

Section 4.8 Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, if there be one, or any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of such person’s disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 5.1 is amended to read in its entirety as follows:

Section 5.1 Certificated and Uncertificated Shares. Shares of the Corporation’s stock may be certificated or uncertificated, as provided under Delaware law. All certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. The certificates shall be signed by (i) the Chief Executive Officer, the President, if any, or a Vice President, if any, and (ii) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, and certify the number of shares owned by such holder in the Corporation.

EXHIBIT D

AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION OF TRI POINTE GROUP, INC.

(See attached.)

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TRI POINTE GROUP, INC.

(a Delaware corporation)

TRI Pointe Group, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify:

1. That the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 28, 2015.

2. That an Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on June 11, 2015, and that the Amended and Restated Certificate of Incorporation as filed on June 11, 2015 inadvertently omitted a portion of a sentence from Section 12.04 of Article XII.

3. That this Amended and Restated Certificate of Incorporation is being filed to include the omitted text.

4. That this Amended and Restated Certificate of Incorporation has been duly adopted pursuant to Sections 228, 242 and 245 of the DGCL.

5. That the Certificate of Incorporation of the Corporation is hereby restated in its entirety as follows:

ARTICLE I

NAME

The name of the Corporation is TRI Pointe Group, Inc. (hereinafter called the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808, and the name of the registered agent at that address is Corporation Service Company.

ARTICLE III

PURPOSE

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

ARTICLE IV

STOCK

SECTION 4.01 Authorized Stock. The aggregate number of shares which the Corporation shall have authority to issue is Five Hundred Fifty Million (550,000,000), of which Five Hundred Million (500,000,000) shall be designated as Common Stock, par value $0.01 per share (“Common Stock”), and Fifty Million (50,000,000) shall be designated as Preferred Stock, par value $0.01 per share (“Preferred Stock”).

SECTION 4.02 Common Stock.

(a) Voting. Except as otherwise provided (i) by the DGCL, (ii) by Section 4.03 of this Article IV, or (iii) by resolutions, if any, of the Board of Directors of the Corporation (“Board of Directors”) fixing the relative powers, preferences and rights and the qualifications, limitations or restrictions of the Preferred Stock, the entire voting power of the shares of the Corporation for the election of directors and for all other purposes shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock.

(b) Dividends. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, each share of Common Stock shall be entitled to receive and share equally in all dividends paid out of any funds of the Corporation legally available therefor when, as and if declared by the Board of Directors.

(c) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

SECTION 4.03 Preferred Stock. The Preferred Stock may be issued at any time and from time to time in one or more series. Subject to the provisions of this Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”), the Board of Directors is authorized to fix from time to time by resolution or resolutions the number of shares of any class or series of Preferred Stock, and to determine the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of any such class or series. Further, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such class or series, the Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any such class or series subsequent to the issuance of shares of that class or series.

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ARTICLE V

BOARD OF DIRECTORS

SECTION 5.01 Number. Subject to the rights and preferences of any series of outstanding Preferred Stock, the number of directors constituting the whole Board of Directors shall be not fewer than three (3) and shall be fixed from time to time solely by resolution adopted by affirmative vote of a majority of such directors then in office and may not be fixed by any other person or persons, including stockholders.

SECTION 5.02 Vacancies. Subject to the rights and preferences of any series of outstanding Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law, be filled solely by the affirmative vote of a majority of the remaining directors then in office, even if such a majority is less than a quorum of the Board of Directors, or by a sole remaining director, and shall not be filled by any other person or persons, including stockholders. Any director so chosen shall hold office for the remainder of the full term of the class for which such director shall have been chosen or in which such vacancy occurred and until his successor shall be elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

SECTION 5.03 Powers. Except as otherwise expressly provided by the DGCL or this Certificate of Incorporation, the management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.

SECTION 5.04 Election.

(a) Ballot Not Required. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

(b) Notice. Advance notice of stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE VI

STOCKHOLDER ACTION

The authority contemplated by Section 228 of the DGCL which permits stockholders to act by written consent is expressly denied to the stockholders of the Corporation. Accordingly, the stockholders have no ability to take any action unless such action is taken at an annual or special meeting of the stockholders.

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ARTICLE VII

SPECIAL MEETINGS OF STOCKHOLDERS

A special meeting of the stockholders of the Corporation may be called at any time only by the Chairman of the Board of Directors, the Chief Executive Officer (or if there is no Chief Executive Officer, the President) or the Board of Directors of the Corporation pursuant to a resolution adopted by a majority of the total number of directors then in office. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

ARTICLE VIII

EXISTENCE

The Corporation shall have perpetual existence.

ARTICLE IX

AMENDMENT

SECTION 9.01 Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

SECTION 9.02 Amendment of Bylaws. The Bylaws of the Corporation may be altered, changed or repealed, and new Bylaws made, by the majority vote of the whole Board of Directors.

ARTICLE X

LIABILITY OF DIRECTORS

SECTION 10.01 Personal Liability. To the fullest extent elimination or limitation of personal liability of directors is permitted by the DGCL, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

SECTION 10.02 Indemnification. Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL. The right to indemnification conferred in this Article X shall also include the right to be paid by the Corporation the expenses incurred in

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connection with any such proceeding in advance of its final disposition to the fullest extent authorized by the DGCL. The rights to indemnification and advancement conferred in this Article X shall be contract rights and shall become vested by virtue of the director’s or officer’s service at the time when the state of facts giving rise to the claim occurred. The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL.

SECTION 10.03 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL.

SECTION 10.04 Non-Exclusivity. The rights and authority conferred in this Article X shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

SECTION 10.05 Applicability. Neither the amendment nor repeal of this Article X, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation, nor, to the fullest extent permitted by the DGCL, any modification of law, shall eliminate or reduce the effect of this Article X in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification. Any vested rights to indemnification or advancement hereunder may not be amended or otherwise modified or limited without the express written consent of the affected director.

ARTICLE XI

BUSINESS OPPORTUNITIES

SECTION 11.01 Business Opportunities. To the fullest extent permitted by the DGCL and except as may be otherwise expressly agreed in writing by the Corporation and VIII/TPC Holdings, L.L.C. or any affiliate or subsidiary thereof (other than the Corporation and its subsidiaries) (collectively, the “Starwood Fund”) the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, any business opportunity that may be from time to time presented to the Starwood Fund or any of their officers, directors, agents, stockholders, members, partners, affiliates and subsidiaries (other than the Corporation and its subsidiaries) and that may be a business opportunity for the Starwood Fund or any of their affiliates and subsidiaries, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person, acting in good faith, pursues or acquires any such business opportunity, directs any such business opportunity to another person or fails to present any such

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business opportunity, or information regarding any such business opportunity, to the Corporation or its subsidiaries unless, in the case of any such person who is a director or officer of the Corporation, any such business opportunity is expressly offered to such director or officer solely in his or her capacity as a director or officer of the Corporation. Neither the Starwood Fund nor any of their affiliates or subsidiaries shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries.

SECTION 11.02 Termination. The provisions of this Article XI shall have no further force or effect with respect to the Starwood Fund or any of their affiliates or subsidiaries on the date that no person who is a director or officer of the Corporation is also a director, officer, member, partner or employee of the Starwood Fund or any of their affiliates or subsidiaries. Neither the alteration, amendment or repeal of this Article XI nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article XI nor the termination of applicability pursuant to the immediately preceding sentence shall eliminate or reduce the effect of this Article XI in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article XI, would accrue or arise, prior to such alteration, amendment, repeal, adoption or termination.

SECTION 11.03 Deemed Notice. Any person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

ARTICLE XII

DGCL SECTION 203 AND BUSINESS COMBINATIONS

SECTION 12.01 The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

SECTION 12.02 Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below) with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares of voting stock outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

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(c) at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

SECTION 12.03 The restrictions contained in Section 12.02 shall not apply if:

(a) the Corporation does not have a class of voting stock that is: (i) listed on a national securities exchange; or (ii) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder; or

(b) a stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder; and (ii) would not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership.

SECTION 12.04 For purposes of this Article XII, references to:

(a) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 12.02 is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

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(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of any security exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (C)-(E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation;

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or of securities exercisable for, exchangeable for or convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(d) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e) “Existing Holder” means the Starwood Fund and their affiliates and subsidiaries.

(f) “Existing Holder Direct Transferee” means any person (and its affiliates) who acquires (other than in a registered public offering) directly in one or more related transactions

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from the Existing Holder or any “group”, or any member of any such group, to which such Existing Sponsor is a party under Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership of 15% or more in the aggregate of the then outstanding voting stock of the Corporation.

(g) “Existing Holder Indirect Transferee” means any person (and its affiliates) who acquires (other than in a registered public offering) directly in one or more related transactions from any Existing Holder Direct Transferee or any other Existing Holder Indirect Transferee beneficial ownership of 15% or more in the aggregate of the then outstanding voting stock of the Corporation.

(h) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (A) the Existing Holder, any Existing Holder Direct Transferee, any Existing Holder Indirect Transferee or any of their respective affiliates or successors or any “group”, or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (B) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided, in the case of this clause (B), that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(i) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(j) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(k) “voting stock” means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.

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(l) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns (as determined pursuant to Rule 13d-3 of the Exchange Act or any successor provision) such stock, directly or indirectly;

(ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subsection (l)(ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed, signed and acknowledged by the undersigned as of the date set forth below.

Dated: June 29, 2015

TRI POINTE GROUP, INC.

By:	/s/ Douglas F. Bauer
	Name:	Douglas F. Bauer
	Title:	President and Director

[Signature Page to A&R TRI Pointe Group, Inc. Certificate of Incorporation]

EXHIBIT E

BYLAWS OF TRI POINTE GROUP, INC.

(See attached.)

BYLAWS

OF

TRI POINTE GROUP, INC.

ARTICLE I

Offices

Section 1.1 Registered Offices. The registered office of TRI Pointe Group, Inc. (the “Corporation”) in the State of Delaware shall be located at 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of the Corporation’s registered agent at such address shall be Corporation Service Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors.

Section 1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require

Section 1.3 Books. The books of the Corporation may be kept within or without of the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

Stockholders Meetings

Section 2.1 Annual Meetings.

(a) An annual meeting of stockholders shall be held for the election of directors and the transaction of such other business as may properly be brought before the meeting in accordance with these Bylaws at such date, time and place, if any, as may be fixed by resolution of the Board of Directors of the Corporation from time to time.

(b) Only such business (other than stockholder nominations of directors, which shall be made in compliance with, and shall be exclusively governed by, Section 3.1(a)) shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. For business to be properly brought before the meeting, it must be (i) authorized by the Board of Directors and specified in the notice, or a supplemental notice, of the meeting, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 2.1(b) and at the time of the annual meeting of stockholders, who is entitled to vote at the meeting on any such business and who has complied with the notice and other requirements set forth in these Bylaws; clause (iii) shall be the exclusive means for a stockholder to submit such business (other than proposals properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of the meeting, which proposals are not governed by these Bylaws) before an annual meeting of stockholders.

(c) For business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.1(b)(iii), the stockholder must have given timely written notice thereof to the Secretary of the Corporation as hereinafter provided and such proposal must otherwise be a proper subject for action by the Corporation’s stockholders. To be timely, a stockholder’s written notice shall set forth all information required under this Section 2.1(c) and shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the first anniversary of the immediately preceding year’s annual meeting date, written notice by a stockholder in order to be timely must be received not earlier than the 120th day before the date of such annual meeting and not later than the later of the 90th day before the date of such annual meeting, as originally convened, or the close of business on the tenth day following the day on which the first public disclosure of the date of such annual meeting was made. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new time period for the giving of stockholder’s notice as described above. A stockholder’s notice to the Secretary delivered pursuant to this Section 2.1(c) shall set forth:

(i)	as to each matter the stockholder proposes to bring before the meeting, (A) a description of the proposal or business (including the complete text of any resolutions to be presented at the annual meeting, and, in the event that such business includes a proposal to amend these Bylaws, the text of the proposed amendment) desired to be brought before the annual meeting, (B) the reasons for conducting such business at the annual meeting, and (C) any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(ii)	to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposal of business on the date of such stockholder’s notice;

(iii)	as to the stockholder giving the notice and any Stockholder Associated Person:

(A) the class or series and number of shares of capital stock or other securities of the Corporation (collectively, “Company Securities”), if any, which are owned beneficially or of record by such person, the date(s) on which such Company Securities were acquired and the investment intent of such acquisition(s), and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such person,

(C) whether and the extent to which such person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (x) manage risk or benefit of changes in the price of Company Securities for such person, or (y) increase or decrease the voting power of such person in the Corporation disproportionately to such person’s economic interest in the Company Securities; and

(D) a representation that such stockholder or Stockholder Associated Person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting;

(iv)	as to the stockholder giving the notice or any Stockholder Associated Person with an interest or ownership referred to in clause (i) or clause (iii)(C) of this Section 2.1(c):

(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person, and

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v)	as to the stockholder giving the notice and any Stockholder Associated Person, a description of all arrangements or understandings between such person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder or such beneficial owner in such business, including any anticipated benefit to the stockholder or such beneficial owner therefrom; and

(vi)	as to the stockholder giving the notice and any Stockholder Associated Person, a representation that such person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting (the information described in clauses (iii) through (vi), the “Proposing Stockholder Information”).

(d) Unless otherwise required by law, if a stockholder (or qualified representative) does not appear at the meeting of stockholders to present business proposed by such stockholder pursuant to this Section 2.1(c), such proposed business shall not be transacted, even though proxies in respect of such vote may have been received by the Corporation. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting at which any business is proposed by a stockholder shall, if the facts warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions of this Section 2.1(c), and in such event, the business not properly before the meeting shall not be transacted.

Section 2.2 Special Meetings. Special meetings of stockholders may be called only as set forth in the Certificate of Incorporation (the “Certificate of Incorporation”) of the Corporation.

Section 2.3 Notice of Meetings. A written notice of each annual or special meeting of stockholders shall be given stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, personally, by mail or, to the extent and in the manner permitted by applicable law, electronically. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 2.4 Adjournments. Any annual or special meeting of stockholders may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 2.3. If the Board of Directors shall fix a new record date for determination of stockholders entitled to vote at an adjourned meeting, the Board of Directors shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as the record date determined for stockholders entitled to vote at the adjourned meeting.

Section 2.5 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.

Section 2.6 Conduct; Remote Communication.

(a) Meetings of stockholders shall be presided over by the Chairman of the Board or, in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b) If authorized by the Board of Directors in accordance with these Bylaws and applicable law, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (1) participate in a meeting of stockholders and (2) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.7 Voting.

(a) Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter in question.

(b) Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 2.9 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast in the election of directors. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting.

(c) Stock of the Corporation standing in the name of another corporation and entitled to vote may be voted by such officer, agent or proxy as the bylaws or other internal regulations of such other corporation may prescribe or, in the absence of such provision, as the board of directors or comparable body of such other corporation may determine.

(d) Stock of the Corporation standing in the name of a deceased person, a minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or trustee, as the case may be, either in person or by proxy, without transfer of such shares into the name of the official or other person so voting.

(e) A stockholder whose voting stock of the Corporation is pledged shall be entitled to vote such stock unless on the transfer records of the Corporation the pledgor has expressly empowered the pledgee to vote such shares, in which case only the pledgee, or such pledgee’s proxy, may represent such shares and vote thereon.

(f) If voting stock is held of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one votes, such act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one vote, but the vote is evenly split on any particular matter each faction may vote such stock proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the stock, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

(g) Stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the Corporation, shall not be voted at any meeting of stockholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 2.7 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

Section 2.8 Proxies.

(a) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

(b) A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder’s authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (each, a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.

(c) Any inspector or inspectors appointed pursuant to Section 2.9 of these Bylaws shall examine Transmissions to determine if they are valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined that a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

Section 2.9 Voting Procedures and Inspectors of Elections.

(a) If the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders, the Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors (individually an “Inspector,” and collectively the “Inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate Inspectors to replace any Inspector who shall fail to act. If no Inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more other persons to act as Inspectors. Each Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

(b) The Inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the Inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The Inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

(c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the Inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any stockholder shall determine otherwise.

(d) In determining the validity and counting of proxies and ballots, the Inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in paragraphs (b) and (c) of Section 2.8 of these Bylaws, ballots and the regular books and records of the Corporation, except that the Inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a stockholder of record to cast or more votes than such stockholder holds of record. If the Inspectors consider other reliable information for the limited purpose permitted herein, the Inspectors, at the time they make their certification pursuant to paragraph (b) of this Section 2.9, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the Inspectors’ belief that such information is accurate and reliable.

Section 2.10 Fixing Date of Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall, unless otherwise required by law, be not more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors in respect of a meeting, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such action. If no such record date is so fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.11 List of Stockholders Entitled to Vote. The Secretary shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall be open to the examination of any stockholder during the whole time thereof on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

ARTICLE III

Board of Directors

Section 3.1 Election; Resignation; Vacancies.

(a) Only persons who are nominated in accordance with the procedures set forth in this Section 3.1(a) shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (a). Any nomination by a stockholder must be made by timely written notice to the Secretary as hereinafter provided. To be timely, a stockholder’s written notice shall set forth all information required under this Section 3.1(a) and shall be delivered or mailed to and received at the principal executive offices of the Corporation: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the first anniversary of the immediately preceding year’s annual meeting date, written notice by a stockholder in order to be timely must be received not earlier than the 120th day before the date of such annual meeting and not later than the later of the 90th day before the date of such annual meeting, as originally convened, or the close of business on the tenth day following the day on which the first public disclosure of the date of such annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of such special meeting was made. In no event shall the public disclosure of an adjournment or postponement of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary delivered pursuant to this Section 3.1(a) shall set forth:

(i)	as to each person whom the stockholder proposes to nominate for election or re-election as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and

(ii)	as to the stockholder giving the notice and any Stockholder Associated Person, the Proposing Stockholder Information with respect to such person.

Such notice shall be accompanied by a written representation and agreement, in the form provided by the Secretary upon written request, executed by the Proposed Nominee, that such Proposed Nominee (i) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation, (ii) consents to being named as a nominee and to serve as a director if elected, (iii) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Proposed Nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such Proposed Nominee’s ability to comply, if elected as a director of the Corporation, with such Proposed Nominee’s fiduciary duties under applicable law and (iv) would be in compliance if elected as a director of the Corporation, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary (in accordance with any applicable time periods prescribed for delivery of notice under these Bylaws) that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

Notwithstanding anything in this Section 3.1(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public disclosure of such action at least 90 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier)

for the immediately preceding year’s annual meeting, a stockholder’s notice required by this Section 3.1(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the tenth day following the day on which such public disclosure is first made by the Corporation.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.1(a). Unless otherwise required by law, if a stockholder (or qualified representative) does not appear at the meeting of stockholders to present a nomination proposed by such stockholder pursuant to this Section 3.1(a), such nomination shall be disregarded, even though proxies in respect of such vote may have been received by the Corporation. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by this Section 3.1(a), and, in such event, the defective nomination shall be disregarded.

(b) Any director may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. A resignation shall take effect when the resignation is delivered to the officer to whom it is directed unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events, without any need for its acceptance. A resignation that is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

(c) Any newly created directorship or any vacancy occurring in the Board of Directors for any reason shall be filled as set forth in the Certificate of Incorporation.

Section 3.2 Regular Meetings. Unless otherwise determined by the Board of Directors, a regular annual meeting of the Board of Directors shall be held, without call or notice, immediately after and, if the annual meeting of stockholders is held at a place, at the same place as the annual meeting of stockholders, for the purpose of electing officers and transacting any other business that may properly come before such meeting. Additional regular meetings of the Board of Directors may be held without call or notice at such times as shall be fixed by resolution of the Board of Directors.

Section 3.3 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the Secretary or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting. The purpose or purposes of a special meeting need not be stated in the call or notice.

Section 3.4 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board or, in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

Section 3.5 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.6 Committees. The Board of Directors may, by resolution, designate one or more committees, including but not limited to an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee, each committee to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in these Bylaws or in the resolution of the Board of Directors designating such committee, or an amendment to such resolution, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 3.7 Telephonic Meetings. Directors, or any committee of directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.7 shall constitute presence in person at such meeting.

Section 3.8 Board of Director Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts) or by electronic transmission, and the written consent or consents or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be made in paper form if the minutes of the Corporation are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 3.9 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules not inconsistent with the provisions of law for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III of these Bylaws.

Section 3.10 Reliance upon Records. Every director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.

Section 3.11 Interested Directors. A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the General Corporation Law of the State of Delaware.

Section 3.12 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.13 Chairman of the Board. The Board of Directors shall elect a Chairman of the Board from among its members. The position of Chairman of the Board is not an officer position of the Corporation.

ARTICLE IV

Officers

Section 4.1 Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect a Chief Executive Officer and a Chief Financial Officer. The Board of Directors shall also elect a Secretary and may elect a President, one or more Vice Presidents, and one or more Assistant Secretaries. Any number of offices may be held by the same person. Each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 4.2 Resignation; Removal; Vacancies. Any officer may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any officer chosen by another officer pursuant to Section 4.10 of these Bylaws may be removed with or without cause at any time by that officer, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section 4.3 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 4.4 Chief Executive Officer. The Chief Executive Officer of the Corporation shall in general supervise and control all of the business affairs of the Corporation, subject to the direction of the Board of Directors. The Chief Executive Officer may execute, in the name and on behalf of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed, except in cases where the execution shall have been expressly delegated by the Board of Directors or a committee thereof to some other officer or agent of the Corporation.

Section 4.5 President. The President, if there be one, shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer and, when so performing, shall have all the powers and be subject to all the restrictions upon the office of Chief Executive Officer.

Section 4.6 Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Controlling Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all such officer’s transactions as Chief Financial Officer and of the financial condition of the Corporation. If required by the Board of Directors, the Chief Financial Officer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office and for the restoration to the Corporation, in case of such person’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 4.7 Secretary. In addition to such other duties, if any, as may be assigned to the Secretary by the Board of Directors or the Chief Executive Officer, the Secretary shall (i) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be the custodian of the records and seal of the Corporation; (iv) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all documents the execution of which under seal is authorized by the Board of Directors; and (v) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation.

Section 4.8 Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, if there be one, or any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of such person’s disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 4.9 Vice Presidents. Except as may be otherwise provided in these Bylaws, Vice Presidents, if there be any, shall perform such duties and possess such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer or the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other such title.

Section 4.10 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

Stock Certificates and Transfers

Section 5.1 Certificated and Uncertificated Shares. Shares of the Corporation’s stock may be certificated or uncertificated, as provided under Delaware law. All certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. The certificates shall be signed by (i) the Chief Executive Officer, the President, if any, or a Vice President, if any, and (ii) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, and certify the number of shares owned by such holder in the Corporation.

Section 5.2 Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.3 Lost Certificates; Issuance of New Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5.4 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the record holder of such stock, or by their attorney lawfully constituted in writing, and, in the case of stock represented by a certificate, upon the surrender of the certificate.

Section 5.5 Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other corporate action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 5.6 Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI

Notices

Section 6.1 Manner of Notice.

(a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by (i) personal delivery, (ii) depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, (iii) delivering to a company for overnight or second day mail or delivery, (iv) delivering it to a telegraph company, charges prepaid, for transmission, or by transmitting it via telecopier, or (v) any other reliable means permitted by applicable law (including, subject to Section 6.1(b), electronic transmission) to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited, delivered or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.

(b) Without limiting the foregoing, any notice to stockholders given by the Corporation pursuant to these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation and shall also be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary of the Corporation, the transfer agent or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by a form of electronic transmission in accordance with these Bylaws shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to the stockholder.

Section 6.2 Dispensation with Notice.

(a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders, and all notices of meetings of stockholders to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

(b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

Section 6.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.

ARTICLE VII

Indemnification Section

Section 7.1 Right to Indemnification.

(a) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by law as in effect on the date of adoption of these Bylaws or as it may thereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person. The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware law. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) For purposes of this Article VII: (i) any reference to “other enterprise” shall include all plans, programs, policies, agreements, contracts and payroll practices and related trusts for the benefit of or relating to employees of the Corporation and its related entities (“employee benefit plans”); (ii) any reference to “fines”, “penalties”, “liability” and “expenses” shall include any excise taxes, penalties, claims, liabilities and reasonable expenses (including reasonable legal fees and related expenses) assessed against or incurred by a person with respect to any employee benefit plan; (iii) any reference to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation or trustee or administrator of any employee benefit plan which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, beneficiaries, fiduciaries, administrators and service providers; (iv) any reference to serving at the request of the Corporation as a director, officer, employee or agent of a partnership or trust shall include service as a partner or trustee; and (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” for purposes of this Article VII.

Section 7.2 Prepayment of Expenses. The Corporation shall pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VII or otherwise.

Section 7.3 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 7.4 Non-Exclusivity of Rights. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 7.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

Section 7.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

General

Section 8.1 Fiscal year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors. Initially, the fiscal year of the Corporation shall end on December 31 of each year.

Section 8.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.3 Definitions.

(a) For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(b) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(c) For purposes of these Bylaws, a “qualified representative” of a stockholder shall mean a duly authorized officer, manager or partner of such stockholder or a person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, which writing (or a reliable reproduction thereof) shall be produced at the meeting of stockholders.

(d) For purposes of these Bylaws, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

Section 8.4 Amendment of Bylaws. These Bylaws may be altered or repealed, and new Bylaws made, by the majority vote of the whole Board of Directors; provided, however, that a Bylaw adopted by the holders of stock representing a majority of the votes which could be cast by the holders of all outstanding stock that prescribes the required vote for the election of directors may not be altered by the Board of Directors. The holders of stock representing a majority of the votes which could be cast by the holders of all outstanding stock may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise.

CERTIFICATE OF SECRETARY

The undersigned, being the duly elected Secretary of TRI Pointe Group, Inc., a Delaware corporation, hereby certifies that the Bylaws to which this Certificate is attached were duly adopted by the Board of Directors of the corporation as of the 11th day of June, 2015.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 11th day of June, 2015.

By:	/s/ Bradley W. Blank
Name: Bradley W. Blank
Title: Secretary